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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                   MAY 6, 2003


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            NEVADA                     001-14256                  13-3869719
 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE

     The information set forth under this Item 9 "Regulation FD Disclosure" is intended to be furnished under Item 12 "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     On May 6, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its financial and operating results for the first quarter ended March 31, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTPORT RESOURCES CORPORATION

Date:  May 6, 2003                     By:    /s/ LON MCCAIN
                                       Name:  Lon McCain
                                       Title: Vice President, Chief Financial
                                              Officer and Treasurer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                   EXHIBIT
-------                                  -------

 99.1*         Press release dated May 6, 2003 entitled "Westport Reports Record
               First Quarter 2003 Financial and Operating Results."

 *Filed herewith.